February 29, 2016

Prospectus
Royce International Premier Fund

Consultant Class RINPX
R Class RINRX
K Class RIPKX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

roycefunds.com

Table of Contents

Royce International Premier Fund	2
Financial Highlights	5
The Fund’s Investment Universe	6
Investing in Foreign Securities	8
Management of the Fund	9
General Shareholder Information	10
Guide for Direct Shareholders	14

Consultant Class Shares of Royce International Premier Fund are generally offered only through certain broker-dealers. R and K Class Shares of Royce International Premier Fund are generally offered only through certain broker-dealers to “Retirement Plans” held on the books of the Fund through omnibus account arrangements.

The Royce Fund Prospectus 2016 | 1

Royce International Premier Fund

Investment Goal
Royce International Premier Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	CONSULTANT CLASS*	R CLASS*	K CLASS*

Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%

Maximum deferred sales charge on purchases held for less than 365 days	1.00%	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees**	1.00%	1.00%	1.00%

Distribution (12b-1) fees	1.00%	0.50%	0.25%

Other expenses	0.50%	6.98%	83.89%

Total annual Fund operating expenses	2.50%	8.48%	85.14%

Fee waivers and/or expense reimbursements	(0.31)%	(6.74)%	(83.65)%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements	2.19%	1.74%	1.49%

*The Fund does not currently offer Consultant, R, or K Class shares; the fees and expenses shown above are estimates.
** Reflects the Fund’s revised contractual investment management fee rate as of January 1, 2016, and the Fund’s expenses and average net assets for the nine-month period ended September 30, 2015.
Royce has contractually agreed, effective January 1, 2016 and without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Consultant, R, and K Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 2.19%, 1.74%, and 1.49%, respectively, through December 31, 2016, and at or below 1.99% for the R and K Classes through December 31, 2025.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers and/or expense reimbursements for the relevant periods noted above) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	CONSULTANT CLASS	R CLASS	K CLASS
1 Year	$222	$177	$152

3 Years	$749	$600	$576

5 Years	$1,303	$1,050	$1,026

10 Years	$2,813	$2,297	$2,277

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

2 | The Royce Fund Prospectus 2016

Royce International Premier Fund (continued)

Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets in a limited number (generally less than 100) of equity securities of small-cap companies issued by non-U.S. (“international”) companies headquartered outside of the United States. Royce looks for companies trading below its estimate of their current worth that it considers “premier”—those that have strong balance sheets, other business strengths, and/or strong business prospects. In addition, Royce considers companies with the potential for improvement in cash flow levels and internal rates of return.
Normally, the Fund invests at least 80% of its net assets in equity securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations up to $3 billion at the time of investment. Under normal market circumstances, at least 65% of the Fund’s net assets will be invested in equity securities of international companies headquartered in at least three different countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country. Although there are no geographic limits on the Fund’s investments, no more than 35% of the Fund’s net assets may be invested in securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (as defined in the Fund’s Statement of Additional Information). The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.
In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more appropriate opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce International Premier Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.
In addition to general market risk, securities of international companies may be subject to different risks than investments in U.S. securities, including adverse political, social, economic, or other developments that are unique to a particular country or region. Prices of international securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of international securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that the Fund’s investments in the securities of international companies consists of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in international companies may not apply.
The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s investment in a limited number of issuers and its potential industry and sector overweights may also involve considerably more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event. Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses.
Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. (Because the inception date for the Consultant Class, R Class, and K Class is after December 31, 2014, Service Class is used for illustrative purposes—returns differ by class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell Global ex-U.S. Small Cap Index, the Fund’s benchmark index. Because the inception date for the Consultant Class, R Class, and K Class is after December 31, 2014, performance information is for the Service Class. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

The Royce Fund Prospectus 2016 | 3

Royce International Premier Fund (concluded)

Calender Year Total Returns
During the period shown in the bar chart, the highest return for a calendar quarter was 14.77% (quarter ended 3/31/12) and the lowest return for a calendar quarter was -20.37% (quarter ended 9/30/11).

The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Annualized Total Returns
As of 12/31/14 (%)
		SINCE INCEPTION
	1 YEAR	(12/31/10)

Service Class
Return Before Taxes	-8.22	2.77
Return After Taxes on Distributions	-9.22	2.30
Return After Taxes on Distributions and Sale of Fund Shares	-4.06	2.14

Russell Global ex-U.S. Small Cap Index
(Reflects no deductions for fees, expenses, or taxes)	-3.63	2.22

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. David A. Nadel manages the Fund, assisted by Mark Rayner. Mr. Nadel has served as the Fund’s portfolio manager since its inception in December 2010. Mr. Rayner became assistant portfolio manager in 2014.

How to Purchase and Sell Fund Shares
The Fund’s R and K Class Shares are generally offered only through certain broker-dealers to “Retirement Plans” with accounts held on the books of the Fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary).
Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

You may sell shares purchased directly from The Royce Funds at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4 | The Royce Fund Prospectus 2016

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the periods shown below. The table reflects financial results for a single share (Service and Investment Class used for illustrative purposes only). The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s Service and Investment Class (assuming reinvestment of all distributions). The financial highlights for the fiscal years ended December 31, 2014, 2013, 2012, and 2011 were part of the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The report of PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2014 is included in the Fund’s 2014 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request. The financial highlights for the six-month period ended June 30, 2015 are unaudited and are included in the Fund’s 2015 Semiannual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Royce International Premier Fund–Service Class
	6 MONTHS ENDED		PERIOD ENDED DECEMBER 31,
	6/30/15
	(UNAUDITED)		2014	2013	2012	2011

Net Asset Value, Beginning of Period	$ 10.28		$ 11.67	$ 10.01	$ 8.26	$ 10.00

Investment Operations
Net investment income (loss)	$ 0.13		$ 0.17	$ 0.10	$ 0.12	$ 0.05

Net realized and unrealized gain (loss) on investments and foreign currency	$ 1.28		$ (1.13)	$ 1.73	$ 1.81	$ (1.73)

Total from investment operations	$ 1.41		$ (0.96)	$ 1.83	$ 1.93	$ (1.68)

Distributions
Distributions from net investment income	$ –		$ (0.12)	$ (0.17)	$ (0.18)	$ (0.06)

Distributions from net realized gain on investments and foreign currency	$ –		$ (0.31)	$ –	$ –	$ (0.00)

Distributions from Return of Capital	$ –		$ –	$ –	$ –	$ (0.01)

Total distributions	$ –		$ (0.43)	$ (0.17)	$ (0.18)	$ (0.07)

Shareholder Redemption Fees	$ –		$ –	$ –	$ –	$ 0.01

Net Asset Value, End of Period	$ 11.69		$ 10.28	$ 11.67	$ 10.01	$ 8.26

Total Return	13.72%[1]		(8.22)%	18.31%	23.40%	(16.75)%[1]

Net Assets, End of Period (in thousands)	$6,555		$ 4,045	$ 9,470	$ 6,444	$ 4,090

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	3.11%[2]		2.45%	2.82%	3.54%	3.77%[2]

Prior to fee waivers	3.11	% [2]	2.45%	2.82%	3.54%	3.77%[2]

Net of fee waivers	1.69	% [2]	1.69%	1.69%	1.69%	1.69%[2]

Ratio of Net Investment Income (Loss) to Average Net Assets	2.33	% [2]	1.26%	1.09%	1.18%	0.67%[2]

Portfolio Turnover Rate	34%		62%	51%	103%	42%

Royce International Premier Fund–Investment Class
	6 MONTHS ENDED 6/30/15	PERIOD ENDED DECEMBER 31,
	(UNAUDITED)	2014

Net Asset Value, Beginning of Period	$ 8.71	$ 10.00

Investment Operations
Net investment income (loss)	$ 0.11	$ 0.03

Net realized and unrealized gain (loss) on investments and foreign currency	$ 1.09	$ (0.85)

Total from investment operations	$ 1.20	$ (0.82)

Distributions
Distributions from net investment income	$ –	$ (0.16)

Distributions from net realized gain on investments and foreign currency	$ –	$ (0.31)

Distributions from Return of Capital	$ –	$ –

Total distributions	$ –	$ (0.47)

Shareholder Redemption Fees	$ –	$ –

Net Asset Value, End of Period	$ 9.91	$ 8.71

Total Return	13.78%[1]	(8.16)%[1]

Net Assets, End of Period (in thousands)	$ 1,836	$ 3,481

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	3.00%[2]	3.17%[2]

Prior to fee waivers	3.00%[2]	3.17%[2]

Net of fee waivers	1.44%[2]	1.44%[2]

Ratio of Net Investment Income (Loss) to Average Net Assets	2.35%[2]	1.00%[2]

Portfolio Turnover Rate	34%	62%

[1] Not annualized	[2] Annualized

The Royce Fund Prospectus 2016 | 5

The Fund’s Investment Universe

Investing in Small-Cap Companies
The large and diverse universe of companies available for investment by the Fund consists of those with market capitalizations up to $3 billion. The Fund may also invest in mid-cap and/or large-cap securities. Royce defines mid-cap as those companies with market caps between $3 billion and $15 billion. Large-cap is defined by Royce as those companies with market caps of more than $15 billion.
Small-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors, and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a small-cap company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of small-cap companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

Small-capitalization stocks are those issued by companies with market capitalizations up to $3 billion.

Within small-cap Royce further defines companies with market caps up to $1 billion as micro-cap, a segment that consisted of more than 3,300 U.S. companies at the end of 2014. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap securities with market caps of more than $1 billion and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading below Royce’s estimate of the company’s current worth, also involve increased risk.
As of December 31, 2014, there were more than 1,100 additional small-cap companies with market caps between $1 billion and $3 billion. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. In general, mid-caps share many of the same characteristics as those companies with market caps between $1 billion and $3 billion. As a result, Royce may employ a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.
The Fund may invest in other investment companies that invest in equity securities.
As set forth above, under normal market circumstances, at least 65% of the Fund’s net assets will be invested in equity securities of international companies headquartered in at least three different countries. The foreign small-cap market consisted of more than 23,000 companies located in developed countries as of December 31, 2014. For more information regarding investing in foreign securities, see page 8.

Value Investing
Royce’s portfolio managers use various value methods in managing the Fund’s assets. In selecting securities for the Fund, they evaluate the quality of a company’s balance sheet and other measures of a company’s financial condition and profitability, such as the history and/or potential for improvement in cash flow generation, internal rates of return, and sustainable earnings. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects, or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.
Royce’s portfolio managers generally invest in equity securities of companies that are trading below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. For these purposes, the term “equity security” has the

6 | The Royce Fund Prospectus 2016

meaning set forth in the Securities Exchange Act of 1934, as amended, and includes (without limitation) common stocks, preferred stocks, convertible securities, warrants, and rights. In addition, seeking long-term growth of capital, Royce’s portfolio managers generally evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.
Royce’s value approach to stock selection strives to reduce some of the other risks of investing in the securities of small-cap and/or mid-cap companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets.
While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small-cap and mid-cap companies, which are inherently fragile in nature and whose securities exhibit substantially greater market price volatility than those of larger-cap companies. For more information regarding the specific approach used for the Fund’s portfolio, see page 3.
Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-company stock market declines, it may also potentially have the effect of limiting gains in strong small-company up markets.

Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

Temporary Investments
The Fund may invest without limit in short-term fixed income securities for temporary defensive purposes. If the Fund should implement a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. The Fund also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.

The Royce Fund Prospectus 2016 | 7

Investing in Foreign Securities

Royce defines “foreign” as those securities of companies headquartered outside of the United States. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments. The Fund may invest in the securities of companies whose economic fortunes are linked to non-U.S. countries but that do not meet the Fund’s definition of a foreign security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to non-U.S. country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign securities.
The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies because the Fund does not intend to hedge its foreign currency exposure; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions, and other adverse political, social, or diplomatic developments that could affect investment; sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries
The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies headquartered in developing, or emerging market, countries. Developing (or emerging markets) countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (as defined in the Statement of Additional Information). Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political, legal, and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of each Fund’s assets denominated in such currencies because the Fund does not intend to hedge its foreign currency exposure. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume, and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies domiciled in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

8 | The Royce Fund Prospectus 2016

Management of the Fund

Royce & Associates, LLC (“Royce”) is the Fund’s investment adviser and is responsible for the management of its assets. Royce has been investing in small- and mid-cap company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

Charles Royce Royce Chief Executive Officer and Portfolio Manager	• Founded Royce in 1972

Christopher D. Clark Royce President and Co- Chief Investment Officer	• Employed by Royce since 2007 • Previously Consultant at UBS (2004-2006)

Francis D. Gannon Royce Co-Chief Investment Officer and Managing Director	• Employed by Royce since 2006 • Previously Chief Investment Strategist and Portfolio Manager at AIG SunAmerica Asset Management (1995-2006)

David A. Nadel Portfolio Manager, Director of International Research	Portfolio Manager for:
Royce International Premier Fund
• Employed by Royce since 2006
• Previously Senior Portfolio Manager at
  Neuberger Berman, Inc. (2004-2006)
  and Senior Analyst at Pequot Capital
Management, Inc. (2001-2003)

Mark Rayner, CA Managing Director	Assistant Portfolio Manager for:
Royce International Premier Fund
• Employed by Royce since 2006
• Previously Partner and Portfolio Manager
at DE Capital Management LLP, England
(2002-2006) and Managing Director and
Head of European smaller-companies research at Citigroup, London (1996-2002)

Assistant portfolio managers may have investment discretion over a portion of the Fund’s portfolio subject to supervision by the Fund’s portfolio manager(s).
The Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage, and their ownership of shares in the Fund(s) that each manages.
Royce Fund Services, Inc. (RFS) distributes the Fund’s shares pursuant to the terms of its distribution agreement with the Fund. The Royce Fund has adopted a distribution plan for the Consultant, R, and K Classes under Rule 12b-1. Under this plan and the distribution agreements, the Consultant, R, and K Classes are obligated to pay a fee to RFS of up to 1.00%, 0.50%, and 0.25% per year of their respective average net assets. RFS uses this fee primarily to cover sales-related and account maintenance costs and to pay sales commissions and other fees to broker-dealers that introduce investors to the Fund. Because these fees are paid out of the Fund’s assets in the Consultant, R, and K Classes on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Neither the distribution plan nor the distribution agreements currently provide for any suspension or reduction of the 1.00%, 0.50%, or 0.25% fees payable by the Consultant Class, R Class, or K Class, respectively, of the Fund if it closes to new investors.
State Street Bank and Trust Company is the custodian of the Fund’s securities, cash, and other assets. Boston Financial Data Services–Midwest (“BFDS”) is the Fund’s transfer agent.

Investment Advisory Services Provided By Royce
Royce receives investment advisory fees monthly as compensation for its services to the Fund. The annual rates of these investment advisory fees, before the application of any waiver or expense reimbursement to cap the expense ratios for the Fund at the specified level as shown above under the section “Fees and Expenses,” are as follows:

Annual Rate of Fund’s Average Net Assets

Royce International Premier Fund

• 1.00% of the first $2,000,000,000
• 0.95% of the next $2,000,000,000
• 0.90% of the next $2,000,000,000
• 0.85% of any additional average net assets

The contractual investment advisory fee rate for Royce International Premier Fund became effective on January 1, 2016. The fee rate for the period July 1, 2015 to December 31, 2015 was 1.10% of the first $2,000,000,000, 1.05% of the next $2,000,000,000, 1.00% of the next $2,000,000,000, and 0.95% of any additional average net assets. The fee rate for the period January 1, 2015 to June 30, 2015 was 1.25% of first $2,000,000,000, 1.20% of next $2,000,000,000, 1.15% of next $2,000,000,000, and 1.10% of any additional average net assets.
For the calendar year ended December 31, 2014, the actual net investment advisory fees paid to Royce amounted to 0.72% of the Fund’s average daily net assets.
For a discussion of the basis of the Board of Trustees’ most recent approval of the Fund’s investment advisory agreement, please see the Fund’s 2015 Semiannual Report to Shareholders.

The Royce Fund Prospectus 2016 | 9

General Shareholder Information

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging, and transferring ownership of Consultant Class shares, please see the Guide for Direct Shareholders, which begins on page 14.

Purchasing Shares
Consultant Class Shares of The Royce Funds are generally offered only through certain broker-dealers, and R and K Class Shares are generally offered only through certain broker-dealers to “Retirement Plans” held on the books of the Fund through omnibus account arrangements. “Retirement Plans” include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans, and other similar employer-sponsored retirement plans and rollover accounts from such plans to individual retirement vehicles, such as Traditional and Roth IRAs. “Retirement Plans” do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans, or Section 529 college savings accounts. R and K Class shares are also not available to retail non-retirement accounts, SEPs, SARSEPs, or SIMPLE IRAs.

Purchasing Shares

Minimum initial investments for Consultant Class shares purchased directly from The Royce Fund

ACCOUNT TYPE	MINIMUM

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus.
If you purchase Fund shares through a third party, the shares may be held in the name of that party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, and/or provide certain administrative services to their customers who own Fund shares. These payments are sometimes referred to as “revenue sharing.” In addition, The Royce Fund’s Board of Trustees has authorized the Fund to compensate such third parties to the extent the Board has determined that any of the services which these parties render to the Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.
Payments to third parties (each a “financial intermediary”) may be more or less than the payments received by these parties with respect to other mutual funds, and may influence the intermediary to make the Fund available over other mutual funds. You may ask your intermediary about these differing interests and how it is compensated for administering your Fund investment. Revenue-sharing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in the Fund.
For the year ended December 31, 2014, Royce made payments for distribution and/or administrative services related to the Consultant, R, and, K Class shares of the various series of The Royce Fund to broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries out of its own resources in the amount of $250,190.
The Royce Fund reserves the right both to suspend the offering of the Fund’s shares to new investors and to reject any specific purchase request. The Fund does not offer its shares for sale outside of the United States.

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. The Fund has appointed an anti-money laundering compliance officer. When you open a new account to buy shares of the Fund, the Fund or your financial intermediary may ask for your name, address, date of birth, Social Security or Taxpayer Identification Number, and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your account may not be opened or your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this automatic redemption. If you need help completing your account application for direct investment in The Royce Funds please call Investor Services at (800) 221-4268.

10 | The Royce Fund Prospectus 2016

Redeeming Shares
You may redeem shares in your account at any time. The Fund, however, is intended primarily for long-term investment purposes and is not intended to provide a means of speculating on short-term market movements. Please see “Frequent Trading of Fund Shares” below.

Contingent Deferred Sales Charge for Consultant Class Shares
A 1.00% contingent deferred sales charge (“CDSC”) is assessed on new purchases of Consultant Class shares held for less than 365 days.
The CDSC is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation. The CDSC is payable to RFS as compensation for its expenses in selling shares, including paying compensation to broker-dealers and other financial intermediaries.

Each CDSC will be paid to RFS out of the proceeds otherwise payable to you. RFS generally pays broker-dealers and other financial intermediaries selling Consultant Class shares a commission of 1.00% of the purchase price of those shares, and RFS will retain the CDSC and an annual distribution/service fee of 1.00% of the average daily net assets of the Consultant Class shares not redeemed during such period. Starting on the 365th day after purchase, the third-party broker-dealers or other financial intermediaries will receive an annual distribution/service fee of up to 1.00% of the average daily net assets of the Consultant Class shares that they service.

When you request a redemption, shares held for 365 days or longer, and therefore not subject to a CDSC, will be redeemed first.

You will not pay a CDSC on:
•	Exchanges between Consultant Classes of The Royce Funds
•	Shares acquired through reinvestment of distributions
•	Shares no longer subject to the contingent deferred sales charge

The CDSC will generally be waived for:
Participants in Automatic Investment or Withdrawal Plans
•	Certain profit sharing or retirement plans
•	Certain pre-approved group investment plans and charitable organizations
•	Omnibus or similar account customers of certain pre-approved broker-dealers and other institutions

Please note that these exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries. If you want to learn more about CDSC waivers, contact your Financial Advisor or consult the SAI.

Other Redemption Information
The Royce Fund may suspend redemption privileges or postpone payment for the Fund when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

The Fund will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a shareholder’s redemption request by delivering selected shares or units of portfolio securities—redemption in kind—under certain circumstances.
The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.
The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares
Large and frequent short-term trades in the Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of the Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by the Fund’s other shareholders.
The Board of Trustees of The Royce Fund has determined that the Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Fund (the “Policy”).
The Policy provides that the Fund will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in the Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into the Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Fund will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips.
The Fund may reject any purchase or exchange order by any investor for any reason, including orders the Fund believes are made by short-term investors. In particular, under the Policy the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.
With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so

The Royce Fund Prospectus 2016 | 11

identified, the Fund will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Fund may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan, or similar account, is short term or excessive and whether it may be disruptive to the Fund. There is no assurance, therefore, that the Fund will reject all such orders. The Fund does not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of its shares. The Fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Fund that provide a substantially similar level of protection against excessive trading.
Although the Fund will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented, or terminated.

Net Asset Value per Share
Net asset value per share (NAV) is calculated by dividing the value of the Fund’s net assets by the number of its outstanding shares. The Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Fund may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Fund could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of relevant non-U.S. securities. The Fund values its non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by the Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates, and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Net Asset Value (NAV) is the value of each Class of a Fund’s net assets divided by the number of its outstanding shares.

The date on which your purchase, redemption, or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of the Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in the Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent, or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy
A description of the Fund’s policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Fund’s Statement of Additional Information on The Royce Funds’ website, www.roycefunds.com. The Fund’s complete portfolio holdings are also available on The Royce Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s portfolio holdings are also available on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the end of the Fund’s first and third quarters and can be obtained at www.sec.gov.

Reports
The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at

12 | The Royce Fund Prospectus 2016

(800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports electronically. Please go to www.roycefunds.com/edelivery for more details.

Dividends, Distributions, and Taxes
The Fund pays any dividends from net investment income and makes any distributions from net realized capital gains annually in December.
    Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund. Unless your account is an IRA or is otherwise exempt from taxation, dividends and distributions will be taxable to you whether paid in cash or reinvested in additional shares. The tax character of distributions (as ordinary income or capital gain) is determined at the Fund level and is not related to how long you have owned the Fund’s shares. Certain long-term capital gains and dividend income received by the Fund, including dividends received from qualifying foreign corporations, are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent the Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation to non-corporate shareholders at the reduced rate.
    Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions. In addition, the Fund is generally required by law to provide you and the Internal Revenue Service (the “IRS”) with cost basis information on the redemption or exchange of any of your shares in the Fund purchased on or after January 1, 2012 (including any shares that you acquire through reinvestment of distributions).
    If you redeem shares of the Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss on the redemption as a long-term capital loss up to the amount of the distribution.
    You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, the Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to you, even though the distribution is economically a return of part of your investment.
    In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Fund if you fail to provide the Fund with your correct Social Security Number or other taxpayer identification number, or to make required certifications, or if you have been notified by the IRS that you are subject to back-up withholding.
    A 3.8% Medicare contribution tax is imposed on the net investment income (which includes interest, dividends, and capital gains) of U.S. individuals with income exceeding $200,000 or $250,000 if married filing jointly, and of certain trusts and estates.
    Always consult a tax advisor with questions about federal, state, or local tax consequences. Please see the Statement of Additional Information for additional U.S. federal income tax information.

The Royce Fund Prospectus 2016 | 13

Guide For Direct Shareholders

Services and Policies
This Guide for Direct Shareholders describes the shareholder services available to direct shareholders of the Consultant Classes of The Royce Funds. It also provides important policy information regarding Royce Fund accounts.
    If you purchase Fund shares through a third-party intermediary, such as a mutual fund supermarket, broker-dealer, bank, or other financial intermediary, account minimums, fees, policies, and procedures may differ from those described in this Guide. Fund shares purchased through a third-party intermediary may be held in the name of that party on the Fund’s books. Royce Fund Services, Inc. (RFS), the distributor of Fund shares, Royce & Associates, LLC, the Fund’s investment adviser, and/or the Fund may pay fees to broker-dealers, financial intermediaries, and other service providers that introduce investors to the Fund and/or provide certain administrative services to its customers who own Fund shares.
    For information and policies on Individual Retirement Account (IRA), please refer also to the respective booklets that deal separately with them, as many services offered in this guide are not available for those types of accounts. You must use separate applications and other forms to open these accounts. Please call Investor Services at (800) 221-4268 or visit www.roycefunds.com to obtain these materials.

Account Information
The Fund pays its own investment advisory fees and other administrative and operating expenses as outlined in its Prospectus.
    Please mail all account-related correspondence, including Account Applications, subsequent investments, and written requests for redemption—

by regular mail to:

The Royce Funds
c/o BFDS – Midwest
PO Box 219012
Kansas City, MO 64121-6012

by registered mail or overnight courier to:

The Royce Funds
c/o BFDS – Midwest
330 West 9th Street
Kansas City, MO 64105

How to Open an Account
You may open an account online at www.roycefunds.com, by mail, or through a financial intermediary. Once you are a direct Royce Fund shareholder (that is, you opened your account directly through The Royce Funds and not through a financial intermediary), you can also open additional accounts online.

Online
You can set up an account online by visiting www.roycefunds.com and selecting How to Invest from the Shareholders tab.
    You can also download a Prospectus and Account Application from www.roycefunds.com.
    Online account access also allows you to manage your account online once you have registered (see “Managing Your Account Online” below for more details).

Boston Financial Data Services—Midwest (BFDS) BFDS serves as the Fund’s transfer agent. State Street Bank and Trust Company is the custodian for securities, cash, and other assets of the Fund.

By Mail
Complete and sign the enclosed Account Application. Make your check payable to The Royce Fund and mail it, together with your Application, to The Royce Funds, c/o BFDS (see mailing addresses to the left).

Special Notice To Non-U.S. Investors
The Fund does not offer its shares for sale outside of the United States. We mail prospectuses and other information to U.S. addresses only, and we can accept new account requests from U.S. addresses only.

Managing Your Account Online
Online access allows you to open new accounts directly online and gives you the ability to manage your account(s) online. To access, or register for, online services go to www.roycefunds.com. First-time users need to register for the services by creating a Username and Password. Once registered, you can login with your unique Username. You then have the ability to:

14 | The Royce Fund Prospectus 2016

1.	Check your most recent account value
2.	Sign up for eDelivery to have Prospectuses, Financial Reports, semiannual account statements, transaction confirmation statements, duplicate confirmation statements, and tax forms e-mailed to you
3.	Review your recent account history, including distributions
4.	Change your address (a redemption restriction of 30 days applies)
5.	Make subsequent purchases[1] ($50 minimum)
6.	Exchange between funds[1]
7.	Redeem fund shares[1] ($50,000 maximum)
8.	Establish an Automatic Investment Plan
9.	View average cost and tax summary information

[1]	Bank information must be established on your account prior to purchasing shares.

About Online Security
Your Username and Password allow you to login and access portfolio information. Both your Username and Password are encrypted when you login to access your account.
    Royce & Associates uses industry best practices to ensure the confidentiality and safety of your information and transactions. Shareholders who wish to sign up for account access must have a secure web browser that uses Secure Sockets Layer (SSL) technology with 128-bit encryption. This helps to keep your use of account access confidential.

Your Username and Password are Encrypted
When you login, your Username and Password are both encrypted. Although you will not see an “https” address or the lock symbol at the bottom of your browser window until you have logged in, we assure you that your personal information is secure as it is accepted by our transfer agent’s secure server.

Three Wrong Passwords and You’re Out
We have limited to 3 the number of times that a user can enter an incorrect Password in order to deter unauthorized users. Once your Password has been entered incorrectly 3 times, you will be locked out of the system. To re-establish access, you need to telephone Shareholder Services at (800) 841-1180, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.
    Also, if there is no activity for 15 minutes, you will be automatically logged off the system. If you leave your computer unattended, this time-out feature helps to prevent an unauthorized user from accessing the account(s).

How to Purchase Additional Shares
You may purchase additional Fund shares online, by telephone, and by mail.

Online
Once you have registered to access your account online, you can purchase Fund shares after logging in. Funds are debited from your bank checking account through ACH. ($50 minimum—bank information must be established on your account before purchasing shares.)

By Telephone To pay using the Automated Clearing House (ACH):
By establishing the Expedited Purchase option on your Account Application, a telephone call allows you to have funds automatically debited from your bank checking account through ACH. Call Shareholder Services at (800) 841-1180 between 9 a.m. and 5 p.m. Eastern time or call our automated Royce Infoline at (800) 78-ROYCE at any time to buy additional Fund shares ($50 minimum).

Bank Wire
Transfers funds from one financial institution to another via the federal funds wire transfer system. It is a fast and convenient method, but some banks charge a fee to send and/or receive wires.

To pay by bank wire:
Call Shareholder Services between Monday and Friday at (800) 841-1180 before the close of trading on the NYSE (generally 4 p.m. Eastern time). A Royce Representative will give you a confirming order number for your wire purchase.
    Please note that payments for wire purchases must be received on the same day on which the order is placed ($500 minimum).

Wiring instructions are:

State Street Bank and Trust Co., Inc. ABA # 011000028 Credit DDA # 9904-712-8 Name of Royce Fund–Investment or Service Class Confirming Order Number Account Name

By Mail
Make your check—$50 minimum—payable to The Royce Fund. Fill out the amount of your purchase on the investment form found at the bottom of your latest statement. If you do not have a form, simply write

The Royce Fund Prospectus 2016 | 15

the name of the Fund in which you are investing and your account number clearly on the check. Mail to The Royce Funds, c/o BFDS (see mailing addresses on page 14).
Please note that the Fund does not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.

Convenient Methods of Making Regular, Automatic Expedited Purchases
Select the following services on your Account Application or, if you have an existing Royce Funds account, call Investor Services at (800) 221-4268 for an enrollment form or download one at www.roycefunds.com. You may also establish these services online.

Automatic Investment Plan
You can make regular purchases to your Royce Fund account directly from your bank account through ACH on a monthly or quarterly basis on the date you select ($50 minimum).

Direct Deposit Payroll Deduction Plan
You can make investments from your payroll or government check into your Royce Fund account each payment or pay period. Your employer must have direct deposit through ACH available for employees. You may cancel the option by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or of any financial institution transmitting payments. To sign up, you need to complete an Authorization for Direct Deposit form, which you can download by going to www.roycefunds.com/literature and clicking on Special Forms or by calling Investor Services at (800) 221-4268.

Important Information about Purchases
•
If your check or wire does not clear, or if the Fund or its transfer agent does not receive payment for any telephone or online purchase, the transaction will be cancelled and you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered Royce Fund account as reimbursement for any loss.

•	The Fund does not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.
•
In order to avoid lengthy processing delays caused by clearing foreign checks, the Fund will only accept a foreign check that has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank.

•	The Fund reserves the right both to suspend the offering of Fund shares to new investors and to reject any specific purchase request.
•
You may have your bank account information taken from your initial investment check. Otherwise, you must include a voided check with your Account Application for Expedited Purchases and Redemptions. It can take up to three weeks to establish these services; you will receive confirmation of their activation by mail.

Important Information about Telephone and Online Transactions
Neither the Fund nor its transfer agent will be liable for following instructions reasonably believed to be genuine that are received by telephone or made online. The transfer agent uses certain procedures designed to confirm that instructions are genuine. Procedures may include requiring some form of personal identification prior to acting on the instructions, such as providing written confirmation of the transaction and/or recording incoming calls. If the Fund or its transfer agent do not follow such procedures, then they may be liable for any losses due to unauthorized or fraudulent transactions.

Medallion Guarantees
A medallion guarantee protects shareholders and The Royce Fund against fraudulent transactions. You may obtain one at most banks and brokerage firms. A notary public cannot provide you with a medallion guarantee.

How to Sell Shares
You may sell shares in your account at any time and make requests online, by telephone, and by mail. BFDS will generally send the proceeds within two business days of receiving the request.
Redemptions from Royce-sponsored retirement plan accounts—IRA—must be made in writing.
Certain other redemption requests must be made in writing and also require a medallion guarantee of the signature(s) of the shareholder(s). These include redemption requests for $50,000 or more, for a payee(s) other than the shareholder(s), or for proceeds to be sent to an address other than the address of record.

Online
Once you have registered to access your account online at www.roycefunds.com, login, click the Fund you want to sell, and select Redeem from the Account Actions dropdown menu. Proceeds may be sent by check, by bank wire, or through ACH. (This service is not available for GiftShare Accounts in Royce Heritage Fund.)

By Telephone
For any amount less than $50,000, you may call Shareholder Services at (800) 841-1180 between 9 a.m. and 5 p.m. Eastern time or call the automated Royce Infoline at (800) 78-ROYCE at any time and BFDS will mail a check to the address of record on the account. You may also establish the Expedited Redemption option, which allows you to have proceeds sent to your bank by wire—usually credited within one business day—and/or by ACH—usually credited within two business days.

16 | The Royce Fund Prospectus 2016

By Mail
Mail your letter to The Royce Funds, c/o BFDS (see page 14 for mailing addresses). Written requests must be in Good Order, meaning that the request meets the Fund’s legal and processing requirements.

All written requests to sell shares must contain at least the following to be in Good Order:
•	The name(s) and signature(s) of each shareholder named in the account registration with medallion guarantee(s) if required
•	The Fund name and account number
•	The dollar or share amount you want to sell
•	The address to which you want proceeds sent
•	Certificates, if you are holding any

In addition:
•
Trusts and Corporate Retirement Plan Accounts require a letter of instruction signed by the trustee(s) named in the account registration. Redemptions involving third parties, trustees not named in the account registration, successor trustees, or other situations require additional documentation. Please call Shareholder Services at (800) 841-1180 with any questions.

•
Corporate Accounts require a letter of instruction signed by an officer of the corporation and a certified copy of a Corporate Resolution that authorizes the assigning officer to effect transactions. The same party cannot certify the Corporate Resolution and sign the letter of instruction.

•	Partnership/Sole Proprietorship Accounts require a letter of instruction signed by the general partner(s)/sole proprietor named in the account registration.
•	Nominee Accounts require a medallion-guaranteed letter of instruction signed by a general partner or a nominee facsimile stamp.
•
Transfer on Death Accounts require a medallion-guaranteed letter of instruction signed by the beneficiary(ies) named in the account registration, a certified copy of the deceased shareholder’s Death Certificate, a tax waiver if required by the deceased’s former state of residence, and an affidavit signed by the beneficiary(ies) that states: “Under penalty of perjury, I/we swear that there are no known disputes as to the persons entitled to a distribution under the nonprobate transfer or the amounts to be distributed to each person and no known claims that would affect the distribution requested.”

•
Administrators/executors of shareholder estates must provide a medallion-guaranteed letter of instruction, certified copy of Letters Testamentary, which authorize the signing party to act on behalf of the deceased shareholder and, if required by the deceased’s state of former residence, a certified tax waiver.

If you have any questions about how to ensure that your written redemption request is in Good Order, please call Shareholder Services at (800) 841-1180, or contact us at www.roycefunds.com.

Automated Clearing House (“ACH”)
ACH effects electronic transfers between banks and Royce Fund accounts. Before signing up for any automated account services, find out if your bank is a member of ACH. Banks generally charge no fees for ACH transactions. Passbook savings accounts may not be eligible for ACH services.

Automatic Withdrawal Plan
This option allows you to automatically redeem shares from your Fund account and have the proceeds transferred directly to your bank account through ACH on a monthly, quarterly, or annual basis on the 15th day of the month. You must have at least $25,000 in a Fund account to be eligible for this feature.

Important Information About Redemptions
•	Telephone and online redemptions will not be permitted for 30 days after a change in the address of record.
•
If you are redeeming shares recently purchased by check or through ACH, proceeds may not be sent until payment for the purchase is collected, which may take up to 15 calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

•
If you have difficulty making a redemption by telephone or online, you may want to make your redemption request by regular or express mail (See “How to Sell Shares: By Mail” above for processing information). The Funds reserve the right to revise or terminate telephone or online redemption privileges at any time.

•	The Fund may suspend redemption privileges or postpone payment when the NYSE is closed or during what the Securities and Exchange Commission determines are emergency circumstances.
•	The Fund will normally make redemptions in cash, but reserves the right to satisfy a redemption request by delivering shares of portfolio securities—redemption in kind—under certain circumstances.

How to Exchange Shares
You may make exchanges between Royce Funds in the Consultant Class. However, you must meet the minimum initial investment when you open an account by exchange.
You may make exchanges online, by telephone, and by mail. An exchange involves a purchase and a redemption; therefore you may realize a taxable gain or loss. Exchanges are permitted only if both the registration and the Social Security or Taxpayer Identification Number of the two accounts are identical. You may make an exchange only for shares of a class or series offered for sale in your state of residence. The Fund reserves the right to revise or suspend the exchange privilege at any time.

The Royce Fund Prospectus 2016 | 17

How to Transfer Ownership
You may transfer the ownership of any of your Fund shares to another person by writing to The Royce Funds, c/o BFDS.
As with selling shares, your request must be in Good Order (see “How To Sell Shares” for information regarding Good Order). Please call Shareholder Services at (800) 841-1180 for instructions.

Statements and Reports
•
A confirmation statement is sent to you, electronically or by mail, each time there is a transaction in your account. You can also review your recent account history once you have registered for online account access.

•	Year-to-date account statements are sent semiannually.
•
The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via eDelivery. Please go to www.roycefunds.com for more details.

Other Information
Certificates
The Fund does not issue share certificates.

Minimum Account Balance
Due to the relatively high cost of maintaining low-balance accounts, The Royce Funds reserve the right to redeem shares in the account of any Fund if the account falls below the minimum initial investment because of redemptions by the shareholder.

The Fund may notify you if, due to redemption(s), the balance in your account is less than the appropriate minimum initial investment (see page 4), or if you discontinue an Automatic Investment Plan before your account reaches the $2,000 minimum initial investment. You would then have 60 days to increase your balance before the Fund would close your account.

In each of the cases described above, the Fund would promptly pay redemption proceeds to the shareholder.

If you have any questions about the material in this Shareholder Guide, please call Investor Services at (800) 221-4268 or e-mail us at www.roycefunds.com.

18 | The Royce Fund Prospectus 2016

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More information on The Royce Fund is available free upon request, including the following:	To obtain more information: By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.
By Telephone: (800) 221-4268 Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.roycefunds.com/literature.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599 RIP-PRO-0216